National Life Insurance Company
National Variable Annuity Account II

Sentinel Advantage Variable Annuity
Supplement dated March 27, 2009
to the Prospectus dated May 1, 2008 as Supplemented December 1, 2008

We have been informed that the Board of Trustees of the J.P. Morgan Series Trust II and
the Board of Trustees of the JPMorgan Insurance Trust have approved, subject to a number of conditions, including shareholder approval, the merger of the JPMorgan Small
Company Portfolio into the JPMorgan Insurance Trust Small Cap Equity Portfolio (to be
renamed JPMorgan Insurance Trust Small Cap Core Portfolio if the merger is approved)
and the JPMorgan International Equity Portfolio into the JPMorgan Insurance Trust
International Equity Portfolio. It is expected that approval of the mergers will be sought at a shareholder meeting to be held on or about April 1, 2009. The mergers, if approved by shareholders, are expected to close on or about April 24, 2009 (the “Closing Date”).

If approved by shareholders, after 4:00 p.m. Eastern Time on the Closing Date, all accumulation unit values or annuity unit values in the subaccount investing in the
JPMorgan Small Company Portfolio will be transferred to the subaccount investing in the
JPMorgan Insurance Trust Small Cap Core Portfolio, and all accumulation unit values or annuity unit values in the JPMorgan International Equity Portfolio will be invested in the
JPMorgan Insurance Trust International Equity Portfolio.

If you have any questions, please contact us at 1-800-732-8939.

Please keep this supplement with your prospectus for future reference.